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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): OCTOBER 16, 2003

                               THE MIDLAND COMPANY
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             (Exact name of registrant as specified in its charter)

     OHIO                         6-6026                        31-0742526
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(State or other            (Commission File No.)               (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


                 7000 MIDLAND BOULEVARD, AMELIA, OHIO 45102-2607
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               (Address of principal executive offices) (Zip Code)


                                 (513) 943-7100
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)




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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 16, 2003, The Midland Company issued a press release announcing results for the third fiscal quarter of 2003. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE MIDLAND COMPANY


Date: October 16, 2003            By: /s/ John I. Von Lehman
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                                      John I. Von Lehman
                                      Executive Vice President, Chief Financial
                                      Officer and Secretary